Exhibit 99.2

Erie Indemnity Company
Consolidated Statements of Operations
(dollars in millions, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Revenues	(Unaudited)		(Unaudited)
Premiums earned	$1,472	$1,355	$4,308	$3,962
Net investment income	120	115	360	335
Net realized investment (losses) gains	(292)	(85)	(243)	104
Net impairment losses recognized in earnings	(4)	(1)	(8)	(1)
Equity in earnings of limited partnerships	43	34	143	111
Other income	7	8	23	24
Total revenues	1,346	1,426	4,583	4,535
Benefits and expenses
Insurance losses and loss expenses	939	935	2,975	3,095
Policy acquisition and underwriting expenses	367	341	1,076	987
Total benefits and expenses	1,306	1,276	4,051	4,082

Income from operations before income taxes and noncontrolling interest	40	150	532	453
Provision for income taxes	7	42	166	133
Net income	$33	$108	$366	$320

Less: Net (loss) income attributable to noncontrolling interest in consolidated entity – Exchange	(17)	61	221	178

Net income attributable to Indemnity	$50	$47	$145	$142

Earnings Per Share
Net income attributable to Indemnity per share
Class A common stock – basic	$1.06	$1.01	$3.10	$3.05
Class A common stock – diluted	$0.94	$0.90	$2.75	$2.71
Class B common stock – basic and diluted	$160	$151	$466	$458
Class B common stock – diluted	$159	$151	$465	$457

Weighted average shares outstanding attributable to Indemnity – Basic
Class A common stock	46,189,068	46,189,068	46,189,068	46,267,694
Class B common stock	2,542	2,542	2,542	2,542

Weighted average shares outstanding attributable to Indemnity – Diluted
Class A common stock	52,602,083	52,387,164	52,599,783	52,465,790
Class B common stock	2,542	2,542	2,542	2,542

Dividends declared per share
Class A common stock	$0.6810	$0.6350	$2.0430	$1.9050
Class B common stock	$102.1500	$95.2500	$306.4500	$285.7500

Erie Indemnity Company
Results of the Erie Insurance Group's Operations by Interest (Unaudited)
(in millions)

	Indemnity shareholder interest		Noncontrolling interest (Exchange)		Eliminations of related party transactions		Erie Insurance Group
	Three months ended September 30,		Three months ended September 30,		Three months ended September 30,		Three months ended September 30,
	2015	2014	2015	2014	2015	2014	2015	2014
Management operations:
Management fee revenue, net	$389	$362	$—	$—	$(389)	$(362)	$—	$—
Service agreement revenue	7	8	—	—	—	—	7	8
Total revenue from management operations	396	370	—	—	(389)	(362)	7	8
Cost of management operations	328	308	—	—	(328)	(308)	—	—
Income from management operations before taxes	68	62	—	—	(61)	(54)	7	8
Property and casualty insurance operations:
Net premiums earned	—	—	1,447	1,333	—	—	1,447	1,333
Losses and loss expenses	—	—	912	908	(1)	(1)	911	907
Policy acquisition and underwriting expenses	—	—	420	387	(63)	(56)	357	331
Income from property and casualty insurance operations before taxes	—	—	115	38	64	57	179	95
Life insurance operations: (1)
Total revenue	—	—	49	48	0	0	49	48
Total benefits and expenses	—	—	38	38	0	0	38	38
Income from life insurance operations before taxes	—	—	11	10	0	0	11	10
Investment operations: (1)
Net investment income	4	4	95	90	(3)	(3)	96	91
Net realized investment losses	0	0	(292)	(88)	—	—	(292)	(88)
Net impairment losses recognized in earnings	(1)	0	(3)	0	—	—	(4)	0
Equity in earnings of limited partnerships	4	4	39	30	—	—	43	34
Income (loss) from investment operations before taxes	7	8	(161)	32	(3)	(3)	(157)	37
Income (loss) from operations before income taxes and noncontrolling interest	75	70	(35)	80	—	—	40	150
Provision for income taxes	25	23	(18)	19	—	—	7	42
Net income (loss)	$50	$47	$(17)	$61	$—	$—	$33	$108

(1)    Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

Erie Indemnity Company
Results of the Erie Insurance Group's Operations by Interest (Unaudited)
(in millions)

	Indemnity shareholder interest		Noncontrolling interest (Exchange)		Eliminations of related party transactions		Erie Insurance Group
	Nine months ended September 30,		Nine months ended September 30,		Nine months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014	2015	2014	2015	2014
Management operations:
Management fee revenue, net	$1,127	$1,047	$—	$—	$(1,127)	$(1,047)	$—	$—
Service agreement revenue	22	23	—	—	—	—	22	23
Total revenue from management operations	1,149	1,070	—	—	(1,127)	(1,047)	22	23
Cost of management operations	958	882	—	—	(958)	(882)	—	—
Income from management operations before taxes	191	188	—	—	(169)	(165)	22	23
Property and casualty insurance operations:
Net premiums earned	—	—	4,239	3,899	—	—	4,239	3,899
Losses and loss expenses	—	—	2,897	3,016	(3)	(4)	2,894	3,012
Policy acquisition and underwriting expenses	—	—	1,222	1,132	(175)	(173)	1,047	959
Income (loss) from property and casualty insurance operations before taxes	—	—	120	(249)	178	177	298	(72)
Life insurance operations: (1)							144	143
Total revenue	—	—	144	144	0	(1)	144	143
Total benefits and expenses	—	—	110	111	0	0	110	111
Income from life insurance operations before taxes	—	—	34	33	0	(1)	34	32
Investment operations: (1)
Net investment income	13	12	284	263	(9)	(11)	288	264
Net realized investment gains (losses)	0	1	(244)	95	—	—	(244)	96
Net impairment losses recognized in earnings	(1)	0	(7)	0	—	—	(8)	0
Equity in earnings of limited partnerships	17	13	125	97	—	—	142	110
Income from investment operations before taxes	29	26	158	455	(9)	(11)	178	470
Income from operations before income taxes and noncontrolling interest	220	214	312	239	—	—	532	453
Provision for income taxes	75	72	91	61	—	—	166	133
Net income	$145	$142	$221	$178	$—	$—	$366	$320

(1)    Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

Erie Indemnity Company
Reconciliation of Operating Income to Net Income

Reconciliation of operating income to net income (unaudited)

We disclose operating income, a non-GAAP financial measure, to enhance our investors’ understanding of our performance related to the Indemnity shareholder interest.  Our method of calculating this measure may differ from those used by other companies, and therefore comparability may be limited.

Indemnity defines operating income as net income excluding realized capital gains and losses, impairment losses and related federal income taxes.

Indemnity uses operating income to evaluate the results of its operations.  It reveals trends that may be obscured by the net effects of realized capital gains and losses including impairment losses.  Realized capital gains and losses, including impairment losses, may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market conditions which are not related to our ongoing operations.  We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator.  Operating income should not be considered as a substitute for net income prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and does not reflect Indemnity’s overall profitability.

The following table reconciles operating income and net income for the Indemnity shareholder interest:

	Indemnity Shareholder Interest
	Three months ended September 30,		Nine months ended September 30,
(in millions, except per share data)	2015	2014	2015	2014
	(Unaudited)		(Unaudited)
Operating income attributable to Indemnity	$51	$47	$146	$141
Net realized investment (losses) gains and impairments	(1)	0	(1)	1
Income tax benefit (expense)	0	0	0	0
Realized (losses) gains and impairments, net of income taxes	(1)	0	(1)	1
Net income attributable to Indemnity	$50	$47	$145	$142

Per Indemnity Class A common share-diluted:
Operating income attributable to Indemnity	$0.95	$0.90	$2.76	$2.70
Net realized investment (losses) gains and impairments	(0.01)	0.00	(0.01)	0.02
Income tax benefit (expense)	0.00	0.00	0.00	(0.01)
Realized (losses) gains and impairments, net of income taxes	(0.01)	0.00	(0.01)	0.01
Net income attributable to Indemnity	$0.94	$0.90	$2.75	$2.71

Erie Indemnity Company
Consolidated Statements of Financial Position
(in millions)

	September 30, 2015	December 31, 2014
	(Unaudited)
Assets
Investments – Indemnity
Available-for-sale securities, at fair value:
Fixed maturities	$588	$564
Equity securities	20	25
Limited partnerships	95	113
Other invested assets	1	1
Investments – Exchange
Available-for-sale securities, at fair value:
Fixed maturities	9,392	9,007
Equity securities	720	850
Trading securities, at fair value	2,981	3,223
Limited partnerships	832	866
Other invested assets	21	20
Total investments	14,650	14,669

Cash and cash equivalents (Exchange portion of $496 and $422, respectively)	618	514
Premiums receivable from policyholders – Exchange	1,417	1,281
Reinsurance recoverable – Exchange	162	161
Deferred income taxes – Indemnity	51	37
Deferred acquisition costs – Exchange	656	595
Other assets (Exchange portion of $451 and $374, respectively)	561	501
Total assets	$18,115	$17,758

Liabilities and shareholders’ equity
Liabilities
Indemnity liabilities
Other liabilities	$644	$611
Exchange liabilities
Losses and loss expense reserves	3,923	3,853
Life policy and deposit contract reserves	1,848	1,812
Unearned premiums	3,109	2,834
Deferred income taxes	283	490
Other liabilities	183	175
Total liabilities	9,990	9,775

Indemnity's shareholders’ equity	750	703

Noncontrolling interest in consolidated entity – Exchange	7,375	7,280
Total equity	8,125	7,983
Total liabilities, shareholders’ equity and noncontrolling interest	$18,115	$17,758